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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) - September 20, 2000

                                  ------------

                          LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)


          Maryland                        1-11437                52-1893632
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)

        6801 Rockledge Drive, Bethesda, Maryland                20817
        (Address of principal executive offices)              (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ------------

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 5. Other Events

The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release, dated September 20, 2000. A copy of the press release is attached as Exhibit 99.1 to this Form, and is incorporated herein by reference. The press release reports on the Corporation's free cash flow estimates for 2000, its earnings per share outlook for 2000, and its earnings per share outlook for 2001.

The Corporation also is filing this Current Report on Form 8-K to provide the information contained in paragraph one of the Corporation's press release, dated September 25, 2000. A copy of the press release is attached as Exhibit 99.2 to this Form, and the first paragraph and the last two paragraphs regarding the safe harbor statement of the press release are incorporated herein by reference. The press release reports on the completion of the sale of the Corporation's Control Systems business to BAE SYSTEMS North America, Inc.

Item 7.  Financial Statements and Exhibits

Exhibit No. Description
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   99.1     Lockheed Martin Corporation Press Release dated September 20, 2000.

   99.2     Lockheed Martin Corporation Press Release dated September 25, 2000.


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        LOCKHEED MARTIN CORPORATION


                        /s/ Marian S. Block
                        --------------------------
                            Marian S. Block
                            Vice President, Associate General
                            Counsel and Assistant Secretary


September 26, 2000
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                               INDEX TO EXHIBITS

Exhibit No.  Description
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 99.1        Lockheed Martin Corporation Press Release dated September 20, 2000.

 99.2        Lockheed Martin Corporation Press Release dated September 25, 2000.